UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 27, 2003

                               HUGHES SUPPLY, INC.

             (Exact name of registrant as specified in its charter)

           Florida                    001-08772                  59-0559446
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

       20 North Orange Avenue, Suite 200, Orlando, Florida        32801
           (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (407) 841-4755

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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This Form 8-K/A  amends the Form 8-K dated May 27, 2003 whereby  Hughes  Supply,
Inc. (the "Company") issued a press release. This amendment corrects the Form 8-K, which inadvertently filed the press release pursuant to Item 5, to furnish the press release under Item 12 by being presented under Item 9, in accordance with Securities and Exchange Commission Release No. 33-8126.


Item 7. Financial Statements and Exhibits

(c) EXHIBITS

EXHIBIT NO.    DESCRIPTION
-----------    -----------

99.1           Press Release issued by Hughes Supply, Inc. dated May 27, 2003.


Item 9. Regulation FD Disclosure. (Item 12. Results of Operations and Financial Condition.)

The following information is being furnished under Item 12, "Disclosure of Results of Operations and Financial Condition", by being presented under Item 9, in accordance with Securities and Exchange Commission Release No. 33-8126.

On May 27, 2003, the Company issued a press release reporting its results for the quarter ended May 2, 2003. A copy of the press release is attached as
Exhibit 99.1 to this current report. The information in this current report shall not be deemed to be "filed" for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934. Unless expressly incorporated into a filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 made after the date hereof, the information contained herein shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 28, 2003


                      Hughes Supply, Inc.

                      By: /s/ David Bearman
                          ----------------------------------------------------
                          David Bearman
                          Executive Vice President and Chief Financial Officer